UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               Form 8-K

                            CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15 (d) OF
                  THE SECURITIES EXCHANGE ACT OF 1934


                           January 10, 2005
           Date of Report (Date of earliest event reported)


                      HORIZON HEALTH CORPORATION
        (Exact name of registrant as specified in its charter)


         DELAWARE                 1-13626                   75-2293354
(State or other jurisdiction    (Commission               (IRS Employer
     of incorporation)          File Number)             Identification No.)

                        1500 WATERS RIDGE DRIVE
                     LEWISVILLE, TEXAS 75057-6011
         (Address of principal executive offices and zip code)

                            (972) 420-8200
         (Registrant's telephone number, including area code)

                            Not applicable
     (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                   Section 2 - Financial Information

Item 2.02.        Results of Operations and Financial Condition.

         The information in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed to be filed for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, and shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended. Furnished herewith as Exhibit 99.1 and incorporated herein by reference is a copy of a press release of Horizon Health Corporation dated January 10, 2005, reporting financial results for its first fiscal quarter ended November 30, 2004.

             Section 9 - Financial Statements and Exhibits

Item 9.01.        Financial Statements and Exhibits.

(c) Exhibits.

         Exhibit Number                 Exhibit
         --------------                 --------
         99.1                           Press Release dated January 10, 2005.

                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                      HORIZON HEALTH CORPORATION

Date:    January 10, 2005           By: /s/ John E. Pitts
                                       -----------------------------
                                            John E. Pitts
                                            Chief Financial Officer

                            EXHIBIT INDEX

Exhibit
Number            Description of Exhibits
--------          -----------------------
  99.1            Copy of press release issued by the
                  Company on January 10, 2005.